SECURITY AGREEMENT

For Business Loans other than Inventory Loans in all States
(except Texas) by The CIT Group/Equipment Financing, Inc. or
Dealer. In Louisiana, form 5-SA-2305 must accompany this Agreement.

1.   GRANT OF SECURITY INTEREST; DESCRIPTION OF COLLATERAL.

Debtor grants to Secured Party a security interest in the property described below, along with all present and future attachments and accessories thereto and replacements and proceeds thereof, including amounts payable under any insurance policy, all hereinafter referred to collectively as "Collateral". Describe Collateral fully including make, kind of unit, model and serial and model numbers and any other pertinent information.

Lease Agreement No. OL-7071, dated 12/18/92 with Hills Stores Company, Inc., as Lessee and Amplicon, Inc., as Lessor, together with Lease Schedule No. 1 (Collectively, the "Lease"), and all related riders, addendums, amendments and documents related thereto including but not limited to a Letter of Credit No. T-203116 issued by Chemical Bank, along with all rents and other payments due and to become due thereunder, plus leased equipment more fully described on attached Exhibit "A". (INITIALED BY SIGNERS)

2.   WHAT OBLIGATIONS THE COLLATERAL SECURES.

EACH ITEM OF COLLATERAL SHALL SECURE [NOT] <F1> (INITIALED BY SIGNERS) ONLY THE SPECIFIC AMOUNT WHICH DEBTOR PROMISES TO PAY IN PARAGRAPH 3 BELOW. [BUT ALSO ALL OTHER PRESENT AND FUTURE INDEBTEDNESS OR OBLIGATIONS OF DEBTOR TO SECURED PARTY OF EVERY KIND AND NATURE WHATSOEVER.] <F1> (INITIALED BY SIGNERS)

3.   PROMISE TO PAY; TERMS AND PLACE OF PAYMENT.

Debtor promises to pay Secured Party (i) the total principal sum of $10,000,000.00 in 1 (total number) principal payments of $10,000,000.00 on 4/15, 1994, plus (ii) interest payable monthly at 0 percent in excess of the "governing rate" payable monthly on unpaid principal balances, but in no event greater than the highest rate permitted by relevant law in effect from time to time during the term of this Security Agreement even if this Security Agreement shall state a minimum of rate of interest. The interest payments shall be payable monthly, commencing 1/15/94.

"Governing rate" shall mean a rate equal to the highest of
(i) the Prime Rate of Chemical Bank or (ii) "The Wall Street Journal Prime Rate" or (iii) the commercial paper rate in effect from time to time. Interest shall be computed on the basis of a year of 360 days. The Prime Rate of Chemical Bank shall mean the rate of interest publicly announced by Chemical Bank in New York from time to time as its Prime Rate. The Prime Rate is listed in the Wall Street Journal, then the highest rate shall apply. "Commercial paper rate" shall mean the average rate quoted by the Wall Street Journal or such other source as Secured Party may determine for 30-day dealer commercial paper.

4.   USE AND LOCATION OF COLLATERAL.

Debtor warrants and agrees that the Collateral is to be used primarily for:

(X) business or commercial purposes (other than agricultural),
( ) agricultural purposes (see definition on the final page), or
( )  both agricultural and business or commercial purposes.


Location: 4300 Janitrol Road     Columbus    Franklin   OH
          4200 Westward Avenue   Columbus    Franklin   OH

            Address               City        County   State

Debtor and Secured Party agree that regardless of the manner of affixation, the Collateral shall remain personal property and not become part of the real estate.* Debtor agrees to keep the Collateral at the locations set forth above, and will notify Secured Party promptly in writing of any change in the location of the Collateral within such State, but will not remove the Collateral from such State without the prior written consent of Secured Party (except that in the State of Pennsylvania, the Collateral will not be moved from the above location without such prior written
consent).   *Except to the extent that any personal property
becomes part of the real estate debtor will provide appropriate waivers and fixture filings. (INITIALED BY SIGNERS)

5.   LATE CHARGES

Any payment not made when due shall, at the option of Secured Party, bear late charges thereon calculated at the rate of [one] <F1> (INITIALED BY SIGNERS) one/half percent per month, but in no event greater than the highest rate permitted by relevant law.

6.   DEBTOR'S WARRANTIES AND REPRESENTATIONS.

Debtor warrants and represents:

(a) that Debtor is justly indebted to Secured Party for the full amount of the indebtedness described in Paragraph 3;
(b) that, except for the security interest granted hereby, the Collateral is free from and will be kept free from all liens, claims, security interests and encumbrances;
(c) that no financing statement covering the Collateral or any proceeds thereof is on file in favor of anyone other than Secured Party, but if such other financing statement is on file, it will be terminated or subordinated;
(d) that all information supplied and statements made by Debtor in any financial, credit or accounting statement or application for credit prior to, contemporaneously with or subsequent to the execution of this Security Agreement with respect to this transaction are and shall be true, correct, valid and genuine; and

<F1> Bracketed items have been deleted on the original document.

(e) that Debtor has full authority to enter into this Security Agreement and in so doing it is not violating its charter or by-laws, and any law or regulation or agreement with third parties, and it has taken all such action as may be necessary or appropriate to make this Security Agreement binding upon it.

7.   DEBTOR'S AGREEMENTS

Debtor agrees:

(a) to defend at Debtor's own cost any action, proceeding, or claim affecting the Collateral:

(b) to pay reasonable attorneys' fees [at least 15% of the unpaid balance if not prohibited by law] <F2> (INITIALED BY SIGNERS) and other expenses incurred by Secured Party in enforcing its rights against Debtor under this Security Agreement in the event that Secured Party's the prevailing party. (INITIALED BY SIGNERS) The parties agree that in all cases the prevailing party* (INITIALED BY SIGNERS) *shall be entitled to reimbursement from the non-prevailing party.

(c) to pay promptly all taxes, assessments, license fees and other public or private charges when levied or assessed against the Collateral of this Security Agreement; and this obligation shall survive the termination of this Security
Agreement;

(d) that, if a certificate of title is required or permitted by law, Debtor shall obtain such certificate with respect to the Collateral, showing the security interest of Secured Party thereon and in any event do everything necessary or expedient to preserve or perfect the security interest of Secured Party;

(e) that Debtor will not misuse, fail to keep in good repair, secrete or without the prior written consent of Secured Party, sell, rent, lend, encumber or transfer any of the Collateral notwithstanding Secured Party's right to proceed to the extent that Debtor will ensure that Lessee under Lease No. OL-7071 will comply with this provision. (INITIALED BY SIGNERS)

(f) that Secured Party may enter upon Debtor's premises or wherever the Collateral may be located at any reasonable time to inspect the Collateral and Debtor's books and records pertaining to the Collateral, and Debtor shall assist Secured Party in making such inspection; and

[(g) that the security interest granted by Debtor to Secured Party shall continue effective irrespective of the payment of the amount in Paragraph 3, or in any promissory note executed in connection herewith so long as there are any obligations of any kind, including obligations under guaranties or assignments, owed by Debtor to Secured Party, provided, however, upon any assignment of this Security Agreement the Assignee shall thereafter be deemed for the purpose of this Paragraph the Secured Party under this Security Agreement.] <F2> (INITIALED BY SIGNERS)


8.   INSURANCE AND RISK OF LOSS

All risk of loss, damage to or destruction of the Collateral shall at all times be on Debtor. Debtor will procure forthwith and maintain at Debtor's expense insurance against all risks of loss or physical damage to the Collateral for the full insurable value thereof for the life of this Security Agreement plus breach of warranty insurance and such other insurance thereon in amounts and against such risks as Secured Party may specify, and shall promptly deliver each policy to Secured Party with a standard long-form mortgagee endorsement attached thereto showing loss payable to Secured Party; and providing Secured Party with not less than 30 days written notice of cancellation; each such policy shall be in form, terms and amount and with insurance carriers satisfactory to Secured Party; Secured Party's acceptance of policies in lesser amounts or risks shall not be a waiver of Debtor's foregoing obligations. As to Secured Party's interest in such policy, no act or omission of Debtor or any of its officers, agents, employees or representatives shall affect the obligations of the insurer to pay the full amount of any loss.

Debtor hereby assigns to Secured Party any monies which may become payable under any such policy of insurance and irrevocably constitutes and appoints Secured Party as Debtor's attorney in fact (a) to hold each original insurance policy, (b) to make, settle and adjust claims under each policy of insurance, (c) to make claims for any monies which may become payable under such and other insurance on the Collateral including returned or unearned premiums, and (d) to endorse Debtor's name on any check, draft or other instrument received in payment of claims or returned or unearned premiums under each policy and to apply the funds to the payment of the indebtedness owing to Secured Party; provided, however, Secured Party is under no obligation to do any of the foregoing.

Should Debtor fail to furnish such insurance policy to Secured Party, or to maintain such policy in full force, or to pay any premium in whole or in part relating thereto, then Secured Party, without waiving or releasing any default or obligation by Debtor, may (but shall be under no obligation to do so) obtain and maintain insurance and pay the premium therefor on behalf of Debtor and charge the premium to Debtor's indebtedness under this Security Agreement. The full amount of any such premium paid by Secured Party shall be payable by Debtor upon demand, and failure to pay same shall constitute an event of default under this Security Agreement. For insurance obligations under this paragraph it is acceptable to Secured Party that the policies are maintained by Lessee under Lease Agreement No. OL-7071, but it is Debtor's responsibility to ensure that Lessee maintains proper insurance. (INITIALED BY SIGNERS)

9.   EVENTS OF DEFAULT; ACCELERATION.

A very important element of this Security Agreement is that Debtor make all its payments promptly as agreed and that the Collateral continue to be in good condition and adequate security for the indebtedness.

The following are events of default under this Security Agreement which will allow Secured Party to take such action under this Paragraph and under Paragraph 10 as it deems necessary provided that Secured Party has given Debtor written notice of such default and Debtor has failed to cure such default within 10 days of receipt of such notice. (INITIALED BY SIGNERS)

(a) any of Debtor's obligations to Secured Party under [any] <F2> (INITIALED BY SIGNERS) agreement with Secured
Party is not paid promptly when due.

(b) Debtor breaches any warranty or provision hereof, or of any note or of any other instrument or agreement delivered by Debtor to Secured Party in connection with this [or any other] <F2> (INITIALED BY SIGNERS) transaction;

(c) Debtor dies, becomes insolvent or ceases to do business as a going concern;

(d) it is determined that Debtor has given Secured Party materially misleading information regarding its financial condition;

(e)  any of the Collateral is lost or destroyed;

(f) a petition or complaint in bankruptcy or for arrangement or reorganization or for relief under any insolvency law be filed by or against Debtor or Debtor admits its inability to pay its debts as they mature;

(g) property of Debtor is attached or a receiver is appointed for Debtor;

<F2> Bracketed items have been deleted on the original
documents.

[(h) whenever Secured Party in good faith believes the prospect of payment or performance is impaired or in good faith believes the Collateral is insecure; or] <F3>
(INITIALED BY SIGNERS)

[(i) any guarantor, surety or endorser for Debtor dies or defaults in any obligation or liability to Secured Party or any guaranty obtained in connection with this transaction is terminated or breached.] <F3> (INITIALED BY SIGNERS)

IF DEBTOR SHALL BE IN DEFAULT HEREUNDER the indebtedness herein described [and all other indebtedness] <F3> (INITIALED BY SIGNERS) then owing by Debtor to Secured Party under this [or any other present or future] <F3> (INITIALED BY SIGNERS) agreement (collectively, the "indebtedness") shall, if Secured Party shall so elect, become immediately due and payable and the unpaid principal balance of the indebtedness described in Paragraph 3, or in any promissory note executed in connection herewith, shall bear interest at the same rate as before maturity until paid in full. In no event shall the Debtor, upon demand by Secured Party for payment of the indebtedness, by acceleration of the maturity thereof or otherwise, be obligated to pay any interest in excess of the amount permitted by law. Any acceleration of the indebtedness, if elected by the Secured Party, shall be subject to all applicable laws, including laws relating to rebates and refunds of unearned charges.

10.  SECURED PARTIES REMEDIES AFTER DEFAULT; CONSENT TO
ENTER PREMISES.

UPON DEBTOR'S DEFAULT AND AT ANY TIME THEREAFTER, SECURED PARTY SHALL HAVE ALL THE RIGHTS AND REMEDIES OF A SECURED PARTY UNDER THE UNIFORM COMMERCIAL CODE AND ANY OTHER APPLICABLE LAWS, INCLUDING THE RIGHT TO ANY DEFICIENCY REMAINING AFTER DISPOSITION OF THE COLLATERAL FOR WHICH DEBTOR HEREBY AGREES TO REMAIN FULLY LIABLE. DEBTOR AGREES THAT SECURED PARTY, BY ITSELF OR ITS AGENT, MAY WITHOUT NOTICE TO ANY PERSON AND WITHOUT JUDICIAL PROCESS OF ANY KIND, ENTER INTO ANY PREMISES OR UPON ANY LAND OWNED, LEASED OR OTHERWISE UNDER THE REAL OR APPARENT CONTROL OF DEBTOR OR ANY AGENT OF DEBTOR WHERE THE COLLATERAL MAY BE OR WHERE SECURED PARTY BELIEVES THE COLLATERAL MAY BE, AND DISASSEMBLE, RENDER UNUSABLE AND/OR REPOSSESS ALL OR ANY ITEM OF THE COLLATERAL, DISCONNECTING AND SEPARATING ALL COLLATERAL FROM ANY OTHER PROPERTY. Debtor expressly waives all further rights to possession of the collateral after default and all claims for injuries suffered through or loss caused by such entering and/or repossession. Secured Party may require Debtor to assemble the collateral and return it to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties.

Secured Party may sell or lease the Collateral at a time and location of its choosing provided the Secured Party acts in good faith and in a commercially reasonable manner. Secured Party will give Debtor reasonable notice of the time and place of any public sale of the Collateral or of the time after which any private sale or any other intended disposition of the Collateral is to be made. Unless otherwise provided by law, the requirement of reasonable notice shall be met if such notice is mailed, postage prepaid, to the address of Debtor shown herein at least ten days before the time of the sale or disposition. Expenses of retaking, holding, preparing for sale, selling and the like shall include reasonable attorneys' fees and other legal expenses. Debtor understands that Secured Party's rights are cumulative and not alternative.

11.  WAIVER OF DEFAULTS; AGREEMENT INCLUSIVE

Secured Party may in its sole discretion waive a default, or cure, at Debtor's expense, a default. Any such waiver in a particular instance or of a particular default shall not be a waiver of other defaults or the same kind of default at another time. No modification or change in this Security Agreement or any related note, instrument or agreement shall bind Secured Party unless in writing signed by Secured Party. No oral agreement shall be binding.

12.  FINANCING STATEMENTS; CERTAIN EXPENSES.

If permitted by law, Debtor authorizes Secured Party to file a financing statement with respect to the Collateral signed only by Secured Party, and to file a carbon, photograph or other reproduction of this Security Agreement or of a financing statement. At the request of Secured Party, Debtor will execute any financing statements, agreements or documents, in form satisfactory to Secured Party which Secured Party may deem necessary or advisable to establish and maintain a perfected security interest in the Collateral, and will pay the cost of filing or recording the same in all public offices deemed necessary or advisable by Secured Party. Debtor also agrees to pay all costs and expenses incurred by Secured Party in conducting UCC, tax or other lien searches against the Debtor or the Collateral and such other fees as may be agreed.

[13.  WAIVER OF DEFENSES ACKNOWLEDGMENT] <F3>

[If Secured Party assigns this Security Agreement to a third party ("Assignee"), then after such assignment:]<F3>
(INITIALED BY SIGNERS)

[(a) Debtor will make all payments directly to such Assignee at such place as Assignee may from time to time designate in writing;
(b) Debtor agrees that it will settle all claims, defenses, set-offs and counterclaims it may have against Secured Party directly (INITIALED BY SIGNERS) with Secured Party and will not set up any such claim, defense, set-off or counterclaim against Assignee, Secured Party hereby agreeing to remain responsible therefor;
(c) Secured Party shall not be Assignee's agent for any purpose and shall have no authority to change or modify this Security Agreement or any related document or instrument; and
(d) Assignee shall have all of the rights and remedies of Secured Party hereunder but none of Secured Party's obligations.] <F3> (INITIALED BY SIGNERS)

14.  MISCELLANEOUS

Debtor waives all exemptions. Secured Party may correct patent errors herein and fill in such blanks as serial numbers, date of first payment and the like. Any provisions hereof contrary to, prohibited by or invalid under applicable laws or regulations shall be inapplicable and deemed omitted herefrom, but shall not invalidate the remaining provisions hereof. Except as otherwise provided herein or by applicable law, the Debtor shall have no right to prepay the indebtedness described in Paragraph 3, or in any promissory note executed in connection with this Security Agreement. Debtor and Secured Party each hereby waive any right to a trial by jury in any action or proceeding with respect to, in connection with, or arising out of this Security Agreement, or any note or document delivered pursuant to this Security Agreement. DEBTOR ACKNOWLEDGES RECEIPT OF A TRUE COPY AND WAIVES ACCEPTANCE HEREOF. If Debtor is a corporation, this Security Agreement is executed pursuant to authority of its Board of Directors. Except where the context otherwise requires, "Debtor" and "Secured Party" include the heirs, executors or administrators, successors or assigns of those parties, but nothing herein shall authorize Debtor to assign this Security Agreement or its rights in and to the Collateral. If more than one Debtor executes this Security Agreement, their obligations under this Security Agreement shall be joint and several.

<F3> Bracketed items have been deleted from the original
document

If at any time this transaction would be usurious under applicable law, then regardless of any provision contained in this Security Agreement or in any other agreement made in connection with this transaction, it is agreed that:

(a) the total of all consideration which constitutes interest under applicable law that is contracted for, charged or received upon this Security Agreement or any such other agreement shall under no circumstances exceed the maximum rate of interest authorized by applicable law and any excess shall be credited to the Debtor; and

(b) if Secured Party elects to accelerate the maturity of, or if Secured Party permits Debtor to prepay the indebtedness, any amounts which because of such action would constitute interest may never include more than the maximum rate of interest authorized by applicable law, and any excess interest, if any, provided for in this Security Agreement or otherwise, shall be credited to Debtor automatically as of the date of acceleration or prepayment.

15.  SPECIAL PROVISIONS

See Special Provisions Instructions below.
1. The Security Agreement may be prepaid at any time without penalty. (INITIALED BY SIGNERS)
2. The Security Agreement incorporates all the terms of the Assignment of Lease, dated 12-23-93, between Secured Party as Assignee, and Debtor as Assignor. In the event of a contradiction between the terms of the Assignment of Lease and the terms of this Security Agreement, this Security Agreement shall control. (INITIALED BY SIGNERS)
3. When Security Agreement has been paid in full, Secured Party, will return all underlying documents and UCC-1 Terminations, as appropriate. (INITIALED BY SIGNERS)

DATED:  12/23  1993

SECURED PARTY:                             DEBTOR:

The CIT Group/Equipment                  Amplicon, Inc.
Financing, Inc.


By:  G. A. Theisman, Jr.                 By:  Patrick E. Paddon
1620 W. Fountainhead Pkwy., #600         5 Hutton Centre Dr., Ste. 500
Tempe, AZ  85282                         Santa Ana, CA 92707

If Debtor is a partnership, enter:

PARTNERS' NAMES                        HOME ADRESSES







SPECIAL PROVISIONS INSTRUCTIONS - THE NOTATIONS TO BE ENTERED IN THE SPECIAL PROVISIONS SECTION OF THIS DOCUMENT FOR USE IN ALABAMA, FLORIDA, GEORGIA, IDAHO, NEW HAMPSHIRE AND OREGON ARE SHOWN IN THE APPLICABLE STATE PAGES OF THE LOANS AND MOTOR VEHICLES MANUAL.
NOTICE: DO NOT USE THIS FORM FOR TRANSACTIONS FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES. FOR AGRICULTURAL AND OTHER TRANSACTIONS SUBJECT TO FEDERAL OR STATE REGULATIONS, CONSULT LEGAL COUNSEL TO DETERMINE DOCUMENTATION REQUIREMENTS.

AGRICULTURAL PURPOSES generally means farming, including dairy farming, but it also includes the transportation, harvesting, and processing of farm, dairy, or forest products if what is transported, harvested, or processed is farm, dairy, or forest products grown or bred by the user of the equipment itself. It does not apply, for instance, to a logger who harvests someone else's forest, or a contractor who prepares land or harvests products on someone else's farm.

IN LOUISIANA, form 5-SA-2305 (Addendum to Security
Agreements 5-SA-1700, 5-SA-1702 and 5-SA-1703) must accompany this Agreement.

               RIDER "A" ATTACHED TO AND MADE A PART OF
        SECURITY AGREEMENT DATED 12/23/93, 1993, BY AND BETWEEN
   AMPLICON, INC. ("AMPLICON") AS DEBTOR AND THE CIT GROUP/EQUIPMENT
               FINANCING, INC.("CIT") AS SECURED PARTY

WHEREAS Amplicon is the beneficiary of an Irrevocable
Standby Letter of Credit No. T-203116 from Chemical Bank in the amount of $11,000,000.00 ("LC") a copy of which Letter of Credit is attached hereto. <F4>

WHEREAS, the Lease, as defined in this Security Agreement was amended by the Interim Rental Agreement ("Agreement") dated December 9, 1992, and thereunder, on or after August 15, 1993, Amplicon has the right to cut off further installation of equipment and commence the Lease transaction which shall be limited to the then installed equipment.

NOW THEREFORE, for and in consideration of the mutual covenants, conditions, stipulations, agreements, and obligations hereinafter set forth, Debtor and Secured Party agree as follows:

1. Amplicon, as beneficiary under the LC, shall act solely for the benefit of CIT so long as there is any remaining Indebtedness due under this Security Agreement and CIT continues to have a security interest in the Lease, and to take any and all actions, legal, equitable or otherwise, that CIT might otherwise take, and at CIT's direction, as if CIT were the beneficiary under the LC.** (INITIALED BY SIGNERS)

2. An occurrence of a *default (*material(typed above)) (INITIALED BY SIGNERS) under the Lease or Agreement shall be considered events of default under Section 9 of this Security Agreement. The failure of the lessee to make any payment of rent under the Lease or the Agreement within 10 days after the due date shall also be considered an event of default under Section 9 of this Security Agreement.

3. In addition to any remedies set forth in Section 9 of the Security Agreement, and not in lieu thereof, upon the occurrence of a default under the Lease or Agreement, Debtor agrees to forthwith make a draw under the LC for the full amount then available and immediately pay the proceeds to Secured Party, and Debtor further agrees that the unpaid principal balance of the Indebtedness described in Paragraph 3 of this Security Agreement, shall become immediately due and payable.

4. The LC presently expires on January 31, 1994. It is hereby agreed that Amplicon will ensure that the LC, in a minimum amount of $11,000,000.00, will remain in full force and effect throughout the term of the Security Agreement, and that the LC will be renewed at least 30 days prior to expiration, proof of said renewal to be submitted by Debtor to Secured Party.

**CIT acknowledges and agrees that Amplicon shall hold the original LC for the term of this Agreement. (INITIALED BY
SIGNERS)

<F4> letter of credit is not included as part of this
exhibit.

5. If, at any time prior to the payment by Debtor to Secured Party of all Indebtedness described in Paragraph 3 of this Security Agreement, Debtor exercises its right to commence the Lease transaction under the Agreement, or if the Lease transaction commences for any other reason, then Debtor shall be required to obtain a new letter of credit, for CIT's benefit, marked "transferable and assignable", with terms, conditions, and an amount, acceptable to Secured Party, within Secured Party's sole discretion, in accordance with terms relayed to Debtor by approval letters issued by Secured Party. (INITIALED BY SIGNERS)

6. Failure to comply with any provisions of this Rider "A" shall constitute an event of default under Section 9 of the Security Agreement and will permit Secured Party to exercise any or all remedies set forth therein.

Amplicon, Inc.                   The CIT Group/Equipment
                                 Financing, Inc.


Name: Patrick E. Paddon          Name: G. A. Theisman, Jr.
Title: President                 Title: Officer

Dated: 12/23/93                  Dated: 12/23/93

                           EXHIBIT "A"

Attached to and made a part of Security Agreement dated
December 23, 1993, between Amplicon, Inc. as Debtor and The
CIT Group/Equipment Financing, Inc. as Secured Party.

Various Types of Distribution Center Equipment Including But
Not Limited to The Following:

QTY      DESCRIPTION

         CONVEYOR EQUIPMENT-TILT TRAY SORTER

         CONVEYOR EQUIPMENT-PACKAGE CONVEYOR SYSTEM

6,600    STORAGE EQUIPMENT
            1.  SELECTIVE PALLET RACK
            2.  DRIVE-IN RACK
            3.  PALLETS
            4.  ESFR SPRINKLER SYSTEM FOR RACK AREAS

          MOBILE MATERIAL HANDLING EQUIPMENT
14          1.  COUNTER BALANCE
12          2.  REACH FORK
15          3.  ORDER PICKER
10          4.  WALK/RIDE (1 PALLET)
12          5.  WALK/RIDE (2 PALLET)
40          6.  HYDRAULIC PALLET J
03          7.  PERSONNEL CARRIERS
02          8.  BATTERY EQUIPMENT
02          9.  SWEEPER/SCRUBBER

          WAREHOUSE MANAGEMENT SYSTEMS
            1.  SOFTWARE
            2.  COMPUTER HARDWARE % R.F. DEVICES

          SUPPORT EQUIPMENT
 01         1.  TRASH EQUIPMENT
                    a.  Pallet Shredder
                    b.  Bailer
            2.  MAINTENANCE SCISSOR LIFT
            3.  MOBILE RADIOS
            4.  ELECTRICAL
            5.  DOCK EQUIPMENT & UPGRADES
            6.  PARTS SUPPLY
            7.  BUILDING FIXTURING & UPGRADES
            8.  MAINTENANCE TOOLS & EQUIPMENT

           DESCRIPTION

           CAPITAL IMPROVEMENTS-FLOW THROUGH
             1.  FIRE ALARM REPAIRS
             2.  DOOR REPLACEMENTS
             3.  RESTROOM UPGRADES
             4.  OFFICE UPGRADES
             5.  ROOF REPAIRS
             6.  GUTTER CLEANING
             7.  EXTERIOR STAIR REPAIRS
             8.  ELECTRICITY FOR CONVEYOR

           CAPITAL IMPROVEMENTS-CENTRAL STOCK
             1.  DOCK EQUIPMENT
             2.  DOCK DOORS
             3.  RESTROOM UPGRADES
             4.  OFFICE UPGRADES
             5.  ELECTRICAL
             6.  PARKING LOT

All of the above to include attachments, replacements, substitutions and additions, and proceeds. (INITIALED BY
SIGNERS)


Debtor:                            Secured Party:
AMPLICON, INC.                     THE CIT GROUP/EQUIPMENT
                                   FINANCING, INC.

By: Patrick E. Paddon              By:  G. A. Theisman
Title: President                   Title: Officer

This Assignment is only effective and binding upon the undersigned Assignor until such time that all Indebtness of Assignor to Assignee under the Security Agreement dated
12/23/93, is paid in full by Assignor.

                 ASSIGNMENT OF LEASE - FULL RECOURSE

Re:  Lease No. 0l-7071, Schedule 1
To:  The CIT Group/Equipment Financing, Inc.

RE: Lease between Hills Stores Company, as lessee and the undersigned, dated 12/18, 1992, having aggregate unpaid rentals of $ *an amount as yet undetermined.

For value received, undersigned ("Assignor") hereby [sells]
<F5> (INITIALED BY SIGNERS) assigns, transfers and sets over to The CIT Group/Equipment Financing, Inc., its successors and assigns ("Assignee"), the annexed above-named lease ("lease"), together with all rental payments due and to become due thereunder, and all amounts due and to become due in connection with the exercise by lessee of an option, if any, to purchase the property described in the lease.

Assignor also assigns to Assignee all of Assignor's rights and remedies under the lease and any guaranty thereof, including the right to take, in Assignor's or Assignee's name, any and all proceedings legal, equitable or otherwise, that Assignor might otherwise take, save for this assignment.

As security for all amounts due to Assignor under the lease, [and all other present and future indebtedness or obligations of Assignor to Assignee of every kind and nature whatsoever,] <F5> (INITIALED BY SIGNERS) Assignor hereby grants to Assignee a security interest in all property covered by and described in the lease. Title to all such property shall remain in the Assignor and is not transferred to Assignee for any purpose.

Assignee shall have no obligation of Assignor as lessor under the lease.

Assignor warrants that: Assignor is the owner of the property described in the lease free of all liens and encumbrances except the lease; the lease and any accompanying guaranties, waivers and/or other instruments (collectively, "lease") [are complete and include all amendments, addendums and riders,]<F5> (INITIALED BY SIGNERS) are the only documents executed by the Assignor and the lessee with respect to such property [and are true, valid and genuine and represent existing valid obligations enforceable in accordance with their terms, and is and will continue free from defenses, setoffs and counterclaims; all signatures, names, addresses, amounts and other statements and facts contained therein are true and correct; the aggregate unpaid rentals shown above is correct, the property has been delivered to lessee under the lease on the date set forth below in satisfactory condition and has been accepted by lessee, and that Assignor will comply with all its warranties and other obligations with respect thereto:]<F5>(INITIALED BY SIGNERS) the lease transaction conforms to all applicable laws and regulations; the lease constitutes and will continue to constitute a valid reservation of unencumbered title to or a perfected first priority security interest in the property covered thereby, effective against all persons; if filings, recordation or any other action or procedure is permitted or required by statute or regulation to perfect such reservation of title, lien or security interest, the same has been accomplished; and all down payments received have been made in cash except down payments represented by equipment trade-ins (INITIALED BY SIGNERS) [Subject to the terms and provisions of any applicable underlying agreement between Assignor and Assignee, Assignor guarantees the payment promptly when due of the amount of each any every sum payable under the lease and the payment on demand of the entire unpaid balance as of the date of default in the event of any default by lessee under the lease, without first requiring Assignee to proceed against lessee or any other person or any security. (INITIALED BY SIGNERS) In the event that Assignee reasonably determines that Assignor has or may have breached any of the terms hereof (including its guaranty of payment) or any of its warranties with respect to the lease, Assignor will, upon Assignee's request, promptly repurchase the lease for an amount equal to the unpaid balance thereof, plus any expenses of collection, repossession, transportation and storage incurred by Assignee, including attorneys' fees and costs. In addition, Assignor shall indemnify and save Assignee harmless from any loss, damage or expense, including attorneys' fees, incurred by Assignee as a result of Assignor's breach of any of the terms of this assignment or any of the warranties, obligations or undertakings described herein.]<F5> (INITIALED BY SIGNERS)

Assignor agrees that Assignee may audit its books and records relating to all leases and paper assigned to Assignee and may in Assignor's name endorse all remittances received and Assignor waives notice of acceptance hereof and of presentment, demand, protest and notice of non-payment or protest as to all leases now or hereafter signed, accepted,
endorsed or assigned to Assignee.   Assignor waives all
exemptions and homestead laws and any other demands and notices required by law, and Assignor waives all setoffs and counterclaims. Assignee may at any time*, without consent of Assignor with[out]<F5>(INITIALED BY SIGNERS) notice to Assignor and without affecting or impairing the obligation of Assignor hereunder, do any of the following:
*After event of default under the Security Agreement, dated 12/23/93, between Assignor & Assignee
(a) renew, extend (including extensions beyond the original term of the lease), modify, release or discharge any obligation of leasee or any other person obligated on the lease or on any accompanying guaranty ("the lease obligations");

(b)  agree to the substitution of a lessee;

(c)  accept partial payments of the lease obligations;

(d) accept new or additional documents, instruments or agreements relating to or in substitution of the lease obligations;

(e) settle, release (by operation of law or otherwise), compound, compromise, collect or liquidate any of the lease obligations and the security therefor in any manner;

(f) consent to the transfer or return of the property described in the lease and take and hold additional security or guaranties for the lease obligations;

(g) amend, exchange, release or waive any security or guaranty; or

<F5> Bracketed items have been deleted from the original
document

(h) bid and purchase at any sale of the lease or the property described in the lease and apply any security or proceeds and direct the order and manner of sale.

[No payment by Assignor hereunder shall entitle the Assignor, by subrogation or otherwise, to any payment from the lessee except after the full payment and performance of all lessee's obligations to Assignee. Unless otherwise agreed under the provisions of any applicable underlying agreement, any amounts retained by Assignee as a reserve or holdback shall be held by Assignee as security for the performance of Assignor's obligations under the underlying agreement and hereunder, and shall be paid to Assignor without interest. When all payments under the lease have been paid in full, provided no obligation of any kind, direct or contingent, of Assignor whether hereunder or otherwise and no other leases or paper acquired by Assignee from Assignor or from any of Assignor's subsidiary or affiliated companies be in default: but in the event of any such default, Assignee may collect any amount owing by making an appropriate charge against any reserve or holdback which otherwise would be payable to Assignor in cash. Assignor shall have no authority to, and will not, without Assignee's prior written consent, accept payments of rents or of option prices, repossess or consent to the return of the property described in the lease or modify the terms thereof or of any accompanying guaranty. Assignee's knowledge at any time of any breach of or non-compliance with any of the foregoing shall not constitute any waiver by Assignee.]<F6>

Property covered by the lease was delivered to lessee on
19     .


Dated December 23, 1993.


                                   Lessor - Assignor:


                                   Amplicon, Inc.

                                   By:  Patrick E. Paddon
                                   Title: President

<F6> Bracketed items have been deleted from the original
document.

AMENDMENT "C" to Security Agreement between The CIT
Group/Equipment Financing, Inc. as Secured Party and
Amplicon, Inc. as Debtor, dated 12/23/93 (the Security
Agreement, together with all Riders, Addenda, Amendments, and Attachments hereinafter referred to as "Security
Agreement").

WHEREAS, Debtor wished to amend the terms and conditions set forth in the Security Agreement to reflect a new due date;
and,

WHEREAS, Debtor agrees to remain responsible for all of its obligations under the Security Agreement.

NOW, THEREFORE, for and in consideration of the mutual covenants, conditions, stipulations, agreements, and obligations hereinafter set forth, Secured Party and Debtor agree as follows:

1. Secured Party agrees to an amendment of the terms and conditions in the Security Agreement to reflect in Paragraph
3 of the Security Agreement a new due date of July 15, 1994.

2. Debtor agrees to the above amendment to the terms and conditions in the Security Agreement.

3. Debtor agrees that this within Amendment does not release Debtor from any liability under the Security
Agreement and that all other terms, covenants, and conditions of the Security Agreement remain in full force and effect, notwithstanding this Amendment, and this Amendment is made without prejudice to or waiver of Secured
Party's rights and remedies in the Security Agreement in the event of Debtor's default.

The CIT Group/Equipment              Amplicon, Inc.
Financing, Inc.

By: G. A. Theisman                   By:  Patrick E. Paddon
Title: Senior Credit Analyst         Title:  President

Date:  4/19/94                       Date:  4/15/94

AMENDMENT "D" to Security Agreement between The CIT
Group/Equipment Financing, Inc. as Secured Party and
Amplicon, Inc. as Debtor, dated 12/23/93 (the Security
Agreement, together with all Riders, Addenda, Amendments, and Attachments hereinafter referred to as "Security
Agreement").

WHEREAS, Debtor wished to amend the terms and conditions set forth in the Security Agreement to reflect a new due date;
and,

WHEREAS, Debtor agrees to remain responsible for all of its obligations under the Security Agreement.

NOW, THEREFORE, for and in consideration of the mutual covenants, conditions, stipulations, agreements, and obligations hereinafter set forth, Secured Party and Debtor agree as follows:

1. Secured Party agrees to an amendment of the terms and conditions in the Security Agreement to reflect in Paragraph
3 of the Security Agreement a new due date of September 1, 1994.

2. Debtor agrees to the above amendment to the terms and conditions in the Security Agreement.

3. Debtor agrees that this within Amendment does not release Debtor from any liability under the Security Agreement and that all other terms, covenants, and conditions of the Security Agreement remain in full force and effect, notwithstanding this Amendment, and this Amendment is made without prejudice to or waiver of Secured Party's rights and remedies in the Security Agreement in the event of Debtor's default.

The CIT Group/Equipment            Amplicon, Inc.
Financing, Inc.

By: G. A. Theisman                  By:  Patrick E. Paddon
Title:  SCA                         Title: President
Date:  7/18/94                      Date:  7/15/94

AMENDMENT "E" to Security Agreement between The CIT
Group/Equipment Financing, Inc. as Secured Party and
Amplicon, Inc. as Debtor, dated 12/23/93 (the Security
Agreement, together with all Riders, Addenda, Amendments, and Attachments hereinafter referred to as "Security
Agreement").

WHEREAS, Debtor wished to amend the terms and conditions set forth in the Security Agreement to reflect a new due date;
and,

WHEREAS, Debtor agrees to remain responsible for all of its obligations under the Security Agreement.

NOW, THEREFORE, for and in consideration of the mutual covenants, conditions, stipulations, agreements, and obligations hereinafter set forth, Secured Party and Debtor agree as follows:

1. Secured Party agrees to an amendment of the terms and conditions in the Security Agreement to reflect in Paragraph
3 of the Security Agreement a new due date of October 31, 1994.

2. Debtor agrees to the above amendment to the terms and conditions in the Security Agreement.

3. Debtor agrees that this within Amendment does not release Debtor from any liability under the Security Agreement and that all other terms, covenants, and conditions of the Security Agreement remain in full force and effect, notwithstanding this Amendment, and this Amendment is made without prejudice to or waiver of Secured Party's rights and remedies in the Security Agreement in the event of Debtor's default.

The CIT Group/Equipment               Amplicon, Inc.
Financing, Inc.

By:  G. A. Theisman                   By:  Patrick E. Paddon

Title:  SCA                           Title:  President

Date:  8/30/94                        Date:  8/26/94